UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 650, San Diego, CA 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On July 28, 2015, Zogenix, Inc. (the “Company” or “Zogenix”) gave notice to Cantor Fitzgerald & Co. that it was terminating its Controlled Equity OfferingSM Sales Agreement, dated November 6, 2014 (the “Cantor Agreement”), pursuant to Section 12(b) of the Cantor Agreement. No shares were, or will be, offered or sold pursuant to the Cantor Agreement. The termination of the Cantor Agreement will be effective on August 6, 2015.

The Cantor Agreement is filed as Exhibit 1.2 to the Company’s Form S-3 Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on November 6, 2014 (File No. 333-199957). The description of the Cantor Agreement does not purport to be complete and is qualified in its entirety by reference to the Cantor Agreement filed therewith as an exhibit to such Registration Statement.

Item 2.02. Results of Operations and Financial Condition.

We estimate that our cash and cash equivalents were approximately $77.4 million as of June 30, 2015. This amount is unaudited and preliminary and is subject to completion of financial closing procedures. As a result, this amount may differ from the amount that will be reflected in our consolidated financial statements as of and for the quarter ended June 30, 2015.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

We are filing certain information for the purpose of updating various aspects of our risk factors contained in our other filings with the SEC. A copy of this additional disclosure is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Company disclosure.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflects the Company’s judgment as of the date of this release. Such forward-looking statements include cash estimates. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited, to: potential changes in estimated cash based on the completion of financial closing procedures and release of complete second quarter 2015 results; and other factors identified in the Company disclosure filed herewith as Exhibit 99.1. These forward-looking statements are made only as the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: July 28, 2015	By:	/s/ Ann D. Rhoads
Name: Ann D. Rhoads
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company disclosure.